UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported by Hyzon Motors Inc. (the “Company”) in its Current Report on Form 8-K filed with the SEC on August 4, 2022, in connection with the preparation of the Company's financial results for the period ended June 30, 2022, its Board of Directors (the “Board”) appointed a committee of Board members (the "Special Committee") to investigate, with the assistance of outside counsel and other advisors, various issues regarding revenue recognition and internal controls and procedures that were brought to the attention of the Board by management (the "Investigation"). The preliminary findings of the Investigation were completed in January 2023.

On March 10, 2023, the Company received the below statement from the Special Committee regarding the results of the Investigation.
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SPECIAL COMMITTEE DISCLOSURE

On January 12, 2022, the Company announced the delivery of 87 fuel cell powered heavy-duty vehicles in 2021, which included 20 vehicles delivered to customer Jiushuang (Shanghai) New Energy Technology Co., Ltd. (“Jiushuang”) and 62 vehicles delivered to customer Shanghai Hydrogen Hongyun Automotive Co., Ltd. (“Hongyun”) in China, for which the Company recorded $100,000 and $3.7 million of revenue, respectively. The remaining five vehicles were delivered to customers in Europe.

In summer 2022, Company management brought to the attention of the Board that certain of the China vehicles may not have met the criteria necessary to recognize revenue. In response, a Special Committee of the Board of Directors was formed to conduct an independent investigation into issues primarily pertaining to the Company’s China operations during the second half of 2021 and the first half of 2022. In addition, the Special Committee considered certain issues with respect to the Company’s operations in Europe during that period. The Special Committee engaged independent legal counsel to conduct the investigation, which retained an independent forensic accounting firm to assist. The results of the Special Committee’s investigation are summarized below.

Trucks Delivered to China: Despite the Company receiving certain documentation that was intended to serve as confirmation that the Jiushuang and Hongyun vehicles were complete and conformed to certain operational standards as of year-end 2021, the Special Committee investigation found that the 20 Jiushuang vehicles and approximately 30 of the Hongyun vehicles were not operable on hydrogen (i.e., not commissioned) at the time of delivery and as of December 31, 2021.

The Special Committee noted that, at a minimum, the Hyzon China operations team should have confirmed that the vehicles were commissioned and operable on hydrogen at the time of delivery. The Special Committee further noted that—considering Hyzon’s reliance on third parties for many aspects of the sales, commissioning, and delivery process—Hyzon should have had a more formal set of processes and controls to ensure commissioning was completed prior to delivery.

As part of the Special Committee investigation, the forensic accounting firm conducted site visits of the 20 Jiushuang vehicles and a significant sample set of the 62 Hongyun vehicles, and confirmed that those vehicles were operable on hydrogen.

Trucks Delivered to Europe: The Special Committee noted that the five vehicles delivered to customers in Europe for which revenue was recognized in 2021 needed to undergo repairs post-delivery. Based on information provided to the Company by the Special Committee, the Company re-evaluated the treatment of revenue recorded for those five vehicles.

Furthermore, the Special Committee noted that it does not appear that an additional vehicle provided to Transport Groep Noord, a carrier providing transport for Royal FrieslandCampina N.V., in Europe in 2021 was operable on hydrogen when Hyzon issued a press release regarding this vehicle in July 2021. Hyzon did not recognize any revenue in connection with the provision of this vehicle.

In addition, the Special Committee noted that the tenor of certain communications by certain Hyzon executives was overly concentrated on meeting the Company’s 2021 deliveries forecast and recognizing revenue on those deliveries; however, other communications reflected the importance of complying with the relevant accounting standards.

The Special Committee proposed certain recommendations in connection with the investigation. Among other things, the Special Committee recommended implementing a written revenue recognition policy, approved by the Audit Committee, that addresses the unique nature and specialized activities involved in the Company’s products. The Special Committee also recommended the Company implement a written disclosure policy regarding the preparation, approval and release of disclosures regarding financial information and delivery of vehicles and consider establishing a disclosure committee. The Special Committee further recommended certain operational items, including, among other things, implementing a commissioning and homologation policy and processes to require due diligence steps when commissioning and/or homologation is completed by third parties. Finally, the Special Committee recommended periodic general public company training for Company personnel and certain other enhanced training.
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Forward-Looking Statements This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors.

Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: March 13, 2023	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	President and Interim Chief Executive Officer